UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 19, 2014

GULFMARK OFFSHORE, INC.

(Exact name of Company as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Historically, GulfMark Offshore, Inc. (the “Company”) has entered into indemnification agreements with all of its directors and certain of its officers using a form of Indemnification Agreement that was described in Item 5.02 of a Form 8-K filed by the Company on February 24, 2010 and was attached as Exhibit 10.2 to the Form 8-K (the “Indemnification Agreements”). The description of the Indemnification Agreements and the form are incorporated herein by reference.

On June 19, 2014, the Company entered into Indemnification Agreements with Messrs. Steven W. Kohlhagen and Charles K. Valutas who were appointed to the Board Directors of the Company on September 17, 2013 and re-elected to the Board of Directors at the Company’s annual meeting of stockholders held on June 2, 2014.

ITEM 9.01     EXHIBITS.

(d)     Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Indemnification Agreements (incorporated by reference from Exhibit 10.2 to Form 8-K filed on February 24, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFMARK OFFSHORE, INC. (Company) /s/ James M. Mitchell James M. Mitchell Executive Vice President & Chief Financial Officer

DATE: June 19, 2014